	Monthly Servicer's Certificate
	Saks Credit Card Master Trust

The undersigned, a duly authorized representative of Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (the "Pooling and Servicing Agreement") by and among Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated, as Servicer, and Norwest Bank Minnesota, National Association as Trustee does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement.

	2. This Certificate is being delivered pursuant to subsection 3.4(c) of the Pooling and Servicing Agreement.
	3. HSBC Finance is the Servicer under the Pooling and Servicing Agreement.
	4. The undersigned is a Servicing Officer.

	Date of the Certificate	December 9, 2005
	Monthly Period ending	November 30, 2005
	Determination Date	December 9, 2005
	Distribution Date	December 15, 2005

	General

1	Series 2001-2 Type of the relevant Monthly Period		Amortization
2	HSBC Finance is the Servicer		Yes

	Receivables
		as of the end of prior Monthly Period	as of the end of the relevant Monthly Period
4	The aggregate amount of all Principal Receivables (without reduction for Discount Option Receivables)	$1,076,580,318.01	$1,155,109,550.69
5	The Discount Option Percentage	1.00%	1.00%
6	The Discount Option Receivables balance	$13,757,457.87	$14,677,985.65
7	The Aggregate Principal Receivables	$1,062,822,860.14	$1,140,431,565.04
7a	Reassigned receivables		$0.00
8	The Excess Funding Account balance	$0.00	$0.00
9	The aggregate amount of Finance Charge Receivables (excluding Discount Option Receivables)	$18,913,286.77	$19,691,487.28
10	The aggregate amount of Finance Charge Receivables as of the end of the relevant Monthly Period (including Discount Option Receivables)	$32,670,744.64	$34,369,472.93
11	The aggregate amount of Total Receivables	$1,095,493,604.78	$1,174,801,037.97
11a	Reassigned receivables		$0.00
12	The Transferor Amount as of the end of the relevant Monthly Period		$690,431,565.04
13	The Minimum Transferor Interest Percentage as of the end of the Monthly Period		0.00%
14	The Minimum Transferor Amount as of the end of the Monthly Period		$0.00
15	Default Amount for the relevant Monthly Period		$3,622,693.57
16	The aggregate principal balance of Receivables that were created during the relevant Monthly Period		$420,564,988.43

	Collections
			as of the end of the relevant Monthly Period
17	The aggregate amount of Total Collections (excluding Recoveries)		$271,884,669.59
18	Recoveries		$958,496.40
19	The aggregate amount of collections of Finance Charge Receivables		$18,145,845.95
20	Finance Charge Collections		$12,408,785.16
21	Recoveries in excess of Default Amount for the relevant Monthly Period		$0.00
22	Late fees and misc. charges collections & other payments		$2,451,938.68
23	Discount Option Receivable Collections		$3,285,122.11
24	The aggregate amount of collections of Principal Receivables		$253,738,823.64

	Investor Amount
		for the relevant Monthly Period	as of the end of the relevant Monthly Period
25	Aggregate Investor Amount	$450,000,000.00	$450,000,000.00
26	Aggregate Adjusted Investor Amount	$450,000,000.00	$450,000,000.00
27	Series 2001-2 Investor Amount	$450,000,000.00	$450,000,000.00
28	Series 2001-2 Adjusted Investor Amount	$450,000,000.00	$450,000,000.00

	Allocation Percentages
		for the relevant Monthly Period	as of the end of the relevant Monthly Period
29	Series 2001-2 Investor Percentage with respect to Finance Charge Receivables	42.34%	39.46%
30	The sum of the numerators used to calculate the Investor Percentages with respect to Finance Charge Receivables for all Series outstanding	$450,000,000.00	$450,000,000.00
31	Series 2001-2 Investor Percentage with respect to Principal Receivables	42.34%	39.46%
32	The sum of the numerators used to calculate the Investor Percentages with respect to Principal Receivables for all Series outstanding	$450,000,000.00	$450,000,000.00
33	Series 2001-2 Investor Percentage with respect to Allocable Amounts	42.34%	39.46%
34	The sum of the numerators used to calculate the Investor Percentages with respect to Allocable Amounts for all Series outstanding	$450,000,000.00	$450,000,000.00

	Investor Allocations

	Series 2001-2
35	The sum of the daily allocations of collections of Principal Receivables for the relevant Monthly Period		$107,433,209.16
36	Class A Investor Default Amount		$1,135,049.88
37	Class B Investor Default Amount		$122,708.10
38	Collateral Interest Investor Default Amount		$276,093.21
39	The sum of the daily allocations of collections of Finance Charge Receivables for the relevant Monthly Period		$7,682,964.85
40	The Allocable Amount for the relevant Monthly Period		$1,533,851.19

	Adjustment Payments

41	Adjustment Payments		$0.00
42	Adjustment Payments allocated to Series 2001-2		$0.00

	Investor Charge-Offs

43	Series 2001-2 Investor Charge-Offs for the next succeeding Distribution Date		$0.00
44	Class A		$0.00
45	Class B		$0.00
46	Collateral Interest		$0.00
47	Series 2001-2 amount of reimbursements for the next succeeding Distribution Date		$0.00
48	Class A		$0.00
49	Class B		$0.00
50	Collateral Interest		$0.00

	Additional Items

	Series 2001-2

51	The amount of Shared Excess Finance Charge Collections allocable to the Series with respect to any Finance Charge Shortfall for the relevant Monthly Period		$0.00
52	The amount of Shared Excess Principal Collections allocable to the Series with respect to any Principal Shortfall for the relevant Monthly Period		$0.00
53	Deficit Controlled Accumulation Amount		$0.00

	The aggregate outstanding balance of Total Receivables which were delinquent as of the close of business on the last day of the preceding Monthly Period :
54	Delinquent 31 to 60 days		$12,073,251.20
55	Delinquent 61 to 90 days		$6,962,907.07
56	91 or more days delinquent		$12,635,112.42

57	Payment rate (calculated as a percentage of Total Collections / prior month Total Receivables)		24.82%
58	Portfolio yield (calculated as an annualized percentage of the sum of collections of Finance Charge Receivables INCLUDING collections of Discount Option Receivables less Default Amount / prior month Principal Receivables with reduction for Discount Option Receivables) (30/360 day basis)		16.40%
59	Portfolio yield (calculated as an annualized percentage of the sum of Finance Charge Collections EXCLUDING collections of Discount Option Receivables less Default Amount / prior month Principal Receivables without reduction for Discount Option Receivables) (30/360 day basis)		12.53%
60	Default ratio (calculated as an annualized percentage of Default Amount/prior month ending Principal Receivables without reduction for Discount Option Receivables) (30/360 day basis)		4.04%
61

As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the obligations of the Servicer under the Pooling and Servicing Agreement has occurred or is continuing [except as follows:]

			None
62

As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any Receivables other than pursuant to the Master Pooling and Servicing Agreement, [or if there is a lien, such lien consists of:]

			None
63	As of the date hereof, no Pay Out Event has been deemed to have occurred during the relevant Monthly Period		Yes

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of December-05

	, as Servicer

	By: /s/ Dennis Mickey

	Name:
	Title:

	Monthly Certificateholder's Statement
	Saks Credit Card Master Trust
	Series 2001-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (the "Supplement" and together with the Pooling and Servicing Agreement, the"Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 2001-2 is set forth below:

		00	00

	Date of the Certificate	December 9, 2005
	Monthly Period ending	November 30, 2005
	Determination Date	December 9, 2005
	Distribution Date	December 15, 2005

	General

101	Amortization Period		No
102	Early Amortization Period		No
103	Class A Investor Amount paid in full		No
104	Class B Investor Amount paid in full		No
105	Collateral Interest Amount paid in full		No
106	HSBC Finance is the Servicer		Yes

	Investor Amount
		as of the end of the prior Monthly Period	as of the end of the relevant Monthly Period
107	Series 2001-2 Investor Amount	$450,000,000.00	$450,000,000.00
108	Class A Investor Amount	$333,000,000.00	$333,000,000.00
109	Class B Investor Amount	$36,000,000.00	$36,000,000.00
110	Class C Investor Amount	$65,250,000.00	$65,250,000.00
111	Class D Investor Amount	$15,750,000.00	$15,750,000.00

112	Series 2001-2 Adjusted Investor Amount	$450,000,000.00	$450,000,000.00
113	Class A Adjusted Investor Amount	$333,000,000.00	$333,000,000.00
114	Principal Account Balance with respect to Class A	$0.00	$0.00
115	Class B Adjusted Investor Amount	$36,000,000.00	$36,000,000.00
116	Principal Account Balance with respect to Class B	$0.00	$0.00
117	Class C Adjusted Investor Amount	$65,250,000.00	$65,250,000.00
118	Principal Account Balance with respect to Class C	$0.00	$0.00
119	Class D Investor Amount	$15,750,000.00	$15,750,000.00

			for the relevant Monthly Period
120	Series 2001-2 average Adjusted Investor Amount		$450,000,000.00
121	Class A average Adjusted Investor Amount		$333,000,000.00
122	Class B average Adjusted Investor Amount		$36,000,000.00
123	Class C average Adjusted Investor Amount		$65,250,000.00
124	Class D average Investor Amount		$15,750,000.00

125	Class A Certificate Rate (Libor + 24bp)		4.36000%
126	Class B Certificate Rate (Libor + 65bp)		4.77000%
127	Class C Certificate Rate (Libor + 150bp)		5.62000%

		for the relevant Monthly Period	as of the end of the relevant Monthly Period
128	Series 2001-2 Investor Percentage with respect to Finance Charge Receivables	42.34%	39.46%
129	Class A	31.33%	29.20%
130	Class B	3.39%	3.16%
131	Class C	6.14%	5.72%
132	Class D	1.48%	1.38%

133	Series 2001-2 Investor Percentage with respect to Principal Receivables	42.34%	39.46%
134	Class A	31.33%	29.20%
135	Class B	3.39%	3.16%
136	Class C	6.14%	5.72%
137	Class D	1.48%	1.38%

138	Series 2001-2 Investor Percentage with respect to Allocable Amounts	42.34%	39.46%
139	Class A	31.33%	29.20%
140	Class B	3.39%	3.16%
141	Class C	6.14%	5.72%
142	Class D	1.48%	1.38%

	Series 2001-2 Investor Distributions

143	The sum of the daily allocations of collections of Principal Receivables for the relevant Monthly Period		$0.00
144	Class A distribution of collections of Principal Receivables per $1,000 of original principal amount		$0.00
145	Class B distribution of collections of Principal Receivables per $1,000 of original principal amount		$0.00
146	Class C distribution of collections of Principal Receivables per $1,000 of original principal amount		$0.00
147	Class D distribution of collections of Principal Receivables per $1,000 of original principal amount		$0.00
147	Class A distribution attributable to interest per $1,000 of original principal amount		$3.63
148	Class B distribution attributable to interest per $1,000 of original principal amount		$3.98
149	Class C distribution attributable to interest per $1,000 of original principal amount		$4.68
150	Class D distribution attributable to interest per $1,000 of original principal amount		$0.00
151	Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of original principal amount		$1.67

	Collections Allocated to Series 2001-2

152	Series allocation of collections of Principal Receivables		$107,433,209.16
153	Class A		$79,500,574.78
154	Class B		$8,594,656.73
155	Class C		$15,577,815.33
156	Class D		$3,760,162.32

157	Series allocation of collections of Finance Charge Receivables		$7,682,964.85
158	Class A (74%)		$5,685,393.99
159	Class B (8%)		$614,637.19
160	Class C (14.5%)		$1,114,029.90
161	Class D (3.5%)		$268,903.77

	Available Funds

162	Class A Available Funds		$5,704,889.89
163	The amount to be withdrawn from the Reserve Account to be included in Class A Available funds		$0.00
164	Principal Investment Proceeds to be included in Class A Available Funds		$0.00
165	The amount of investment earnings on amounts held in the Reserve Account to be included in Class A Available funds (per 4.14 (b)		$19,495.90
166	Class B Available Funds		$614,637.19
167	The amount to be withdrawn from the Reserve Account to be included in Class B Available funds		$0.00
168	Principal Investment Proceeds to be included in Class B Available Funds		$0.00
169	Class C Available Funds		$1,114,029.90
170	The amount to be withdrawn from the Reserve Account to be included in Collateral Interest Available Funds		$0.00
171	Principal Investment Proceeds to be included in Collateral Interest Available Funds		$0.00
172	Class D Available Funds		$268,903.77

	Application of Collections

	Class A
172	Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date		$1,209,900.00
173	If HSBC Finance is no longer the Servicer, an amount equal to Class A Servicing fee for the related Distribution Date		$0.00
174	Class A Allocable Amount		$1,135,049.88
175	An amount to be included in the Excess Spread		$3,359,940.01

	Class B
176	Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date		$143,100.00
177	If HSBC Finance is no longer the Servicer, an amount equal to Class B Servicing fee for the related Distribution Date		$0.00
178	An amount to be included in the Excess Spread		$471,537.19

	Class C
179	If HSBC Finance is no longer the Servicer, an amount equal to Class C Servicing fee for the related Distribution Date		$0.00
180	An amount to be included in the Excess Spread		$1,114,029.90

	Class D
181	If HSBC Finance is no longer the Servicer, an amount equal to Class D Servicing fee for the related Distribution Date		$0.00
182	An amount to be included in the Excess Spread		$268,903.77

181	Available Excess Spread		$5,214,410.87
182	Available Shared Excess Finance Charge Collections		$0.00
183	Total Cash Flow available for Series 2001-2 waterfall		$5,214,410.87

184	Fund any Class A Required Amount		$0.00
185	Class A Investor Charge Offs which have not been previously reimbursed		$0.00
186	Class B Required Amount to the extent attributable to line 176 and line 177		$0.00
187	Class B Allocable Amount		$122,708.10
188	Excess of the Required Reserve Account Amount over the amount held in the Reserve Account		$0.00
189	An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount		$0.00
190	Class C Monthly Interest for the related Distribution Date, plus the amount of any Class C Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date		$305,587.50
191	Servicing Fee due for the relevant Monthly Period and not paid above plus any amounts previously due but not distributed to the Servicer		$750,000.00
192	Class C Allocable Amount		$222,408.42
193	Class D Allocable Amount		$53,684.79
194	Any unreimbursed reductions of the Class C Investor Amount , if any, due to: (i) Class C Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the Class C Investor Amount to the Class A or Class B Investor Amount		$0.00
195	Any unreimbursed reductions of the Class D Investor Amount , if any, due to: (i) Class D Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the Class D Investor Amount to the Class A or Class B or Class C Investor Amount		$0.00
196	Excess of the Required Spread Account Amount over the available Spread Account Amount		$0.00
197	The aggregate of any other amounts, if any, then due to the Collateral Interest		$0.00
198	Shared Excess Finance Charge Collections		$3,760,022.06

	Determination of Monthly Principal

199	Available Principal Collections held in the Collection Account		$107,433,209.16
200	Controlled Accumulation Amount for the Monthly Period		$75,000,000.00
201	Deficit Controlled Accumulation Amount		$0.00
202	Principal Collections deposited for the Monthly Period		$0.00

203	Class A Monthly Principal, deposited to the Principal Account		$75,000,000.00
204	Class B Monthly Principal (only after payout of Class A or the accumulation of the Class A Investor Amount) deposited to the Principal Account		$0.00
205	Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A Monthly Principal		$32,433,209.16
206	Controlled Deposit Amount less Class A Monthly Principal		$0.00
207	Class C Monthly Principal (only after payout of Class A and Class B or the accumulation of the Class A and Class B Investor Amount), deposited to the Principal Account		$0.00
208	Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class B Monthly Principal		$32,433,209.16
209	Controlled Deposit Amount less Class A and Class B Monthly Principal		$0.00
210	Class D Monthly Principal (only after payout of Class A and Class B or accumulation of the Class A and Class B Investor Amount)		$0.00
211	Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B , and C Monthly Principal		$32,433,209.16
212	Controlled Deposit Amount less Class A, and Class B Monthly Principal		$0.00

	Reallocated Principal Collections
213	Reallocated Principal Collections		$0.00
214	Class D Subordinated Principal Collections (to the extent needed to fund Required Amounts)		$0.00
215	Class C Subordinated Principal Collections (to the extent needed to fund Required Amounts)		$0.00
216	Class B Subordinated Principal Collections (to the extent needed to fund Required Amounts)		$0.00

	Investor Default Amounts, Adjustment Amounts, and Allocable Amounts	%	Amount
217	Series 2001-2 Default Amount	42.34%	$1,533,851.19
218	Class A Investor Default Amount	31.33%	$1,135,049.88
219	Class B Investor Default Amount	3.39%	$122,708.10
220	Class C Investor Default Amount	6.14%	$222,408.42
221	Class D Investor Default Amount	1.48%	$53,684.79

222	Series 2001-2 Adjustment Amount		$0.00
223	Class A Adjustment Amount		$0.00
224	Class B Adjustment Amount		$0.00
225	Class C Adjustment Amount		$0.00
226	Class D Adjustment Amount		$0.00

227	Series 2001-2 Allocable Amount		$1,533,851.19
228	Class A Allocable Amount		$1,135,049.88
229	Class B Allocable Amount		$122,708.10
230	Class C Allocable Amount		$222,408.42
231	Class D Allocable Amount		$53,684.79

	Required Amounts

231	Class A Required Amount		$0.00
232	Class A Monthly Interest for current Distribution Date		$1,209,900.00
233	Class A Monthly Interest previously due but not paid		$0.00
234	Class A Additional Interest for prior Monthly Period or previously due but not paid		$0.00
235	Class A Allocable Amount for current Distribution Date		$1,135,049.88
236	Class A Servicing Fee (if HSBC Finance is no longer the Servicer)		$0.00

237	Class B Required Amount		$0.00
238	Class B Monthly Interest for current Distribution Date		$143,100.00
239	Class B Monthly Interest previously due but not paid		$0.00
240	Class B Additional Interest for prior Monthly Period or previously due but not paid		$0.00
241	Class B Servicing Fee (if HSBC Finance is no longer the Servicer)		$0.00
242	Excess of Class B Allocable Amount over funds available to make payments		$0.00

243	Class C Required Amount		$0.00
244	Class C Monthly Interest for current Distribution Date		$305,587.50
245	Class C Monthly Interest previously due but not paid		$0.00
246	Class C Additional Interest for prior Monthly Period or previously due but not paid		$0.00
247	Class C Servicing Fee (if HSBC Finance is no longer the Servicer)		$0.00
248	Excess of Class C Allocable Amount over funds available to make payments		$0.00

	Reduction of Investor Amounts

	Class A
249	Class A Investor Amount reduction		$0.00
250	Class A Investor Charge Off		$0.00

	Class B
251	Class B Investor Amount reduction		$0.00
252	Class B Investor Charge Off		$0.00
253	Reductions of the Class B Investor Amount due to Class A Allocable Amount		$0.00
254	Reallocated Principal Collections applied to Class A		$0.00

	Class C
255	Class C Investor Amount reduction		$0.00
256	Class C Investor Charge Off		$0.00
257	Reductions of the Class C Investor Amount due to Class A and Class B Allocable Amounts		$0.00
258	Reallocated Principal Collections applied to Class A and Class B		$0.00

	Class D
259	Class D Investor Amount reduction		$0.00
260	Class D Investor Charge Off		$0.00
261	Reductions of the Class D Investor Amount due to Class A, Class B, or Class C Allocable Amounts		$0.00
262	Reallocated Principal Collections applied to Class A, Class B, and Class C		$0.00

	Servicing Fee

263	Series 2001-2 Servicing Fee		$750,000.00
264	Class A Servicing Fee		$555,000.00
265	Class B Servicing Fee		$60,000.00
266	Class C Servicing Fee		$108,750.00
267	Class D Servicing Fee		$26,250.00

	Spread Account

268	Beginning balance of Spread Account		$0.00
269	Required Spread Account Amount		0
270	Required Spread Account Percentage		0.00%
271	Deposits to the Spread Account pursuant to line 188		$0.00
272	Withdrawals from the Spread Account		$0.00
273	Ending balance of Spread Account		$0.00

274	Excess Spread Percentage (including Shared Excess Finance Charge Collections)		10.03%
275	Average Excess Spread Percentage		10.87%

	Reserve Account

276	Required Reserve Account Amount		$6,750,000.00
277	Reserve Account reinvestment rate (if applicable)		$0.00
278	Reserve Account reinvestment earnings		$19,495.90
279	Reserve Account balance prior to distributions		$6,769,495.90

280	Accumulation Period Length		7 months

	Excess Spread

281	Portfolio Yield for Monthly Period (Net of Investor Default Amount, excluding Shared Excess Finance Charge Collections from other Series) (actual/360 day basis)		16.45%
282	Default Ratio (actual/360 day basis)		4.09%
283	Base Rate for Monthly Period		6.42%
284	Portfolio Yield minus Base Rate for such Monthly Period (Portfolio Adjusted Yield)		10.03%
285	Three month average of Portfolio Yield minus Base Rate		10.87%

	Controlled Accumulation

	On the Determination Date, the Servicer has determined the following:

286	The Accumulation Period Length in Monthly Periods		7
287	The commencement date of the Accumulation Period as the close of business		11/30/2005
288	The Controlled Accumulation Amount with respect to each Monthly Period		$75,000,000.00

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of
	December-05

	, as Servicer

	By: /s/ Dennis Mickey

	Name:
	Title: